Exhibit 32.1

IOTA COMMUNICATIONS, INC.
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q for the period ended August 31, 2019 of Iota Communications, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

By: /s/ Terrence DeFranco
Terrence DeFranco
Chief Executive Officer, President, Treasurer and Secretary (Principal Executive Officer and Principal Financial and Accounting Officer)
Date: October 15, 2019